Q3 2018 Earnings Earnings Release Supplement October 16, 2018 7/13/2017 10:27 AM BlackRock Exhibit 99.2

A broadly diversified business across clients, products and geographies Assets Under Management of $6.44 trillion at September 30, 2018 Q3 2018 Total Base Fees of $2.883 billion Note: Base Fees and AUM by region data is based on client domicile. Equity 53% 51% 62% 32% 28% 48% 64% 65% Institutional Active Americas Fixed income Retail Index EMEA Multi-asset iShares ETFs Alternatives Cash Asia-Pacific 30% 27% 11% 31% 38% 10% 29% 28% 27% 37% 7% 5% 2% 6% 8% Aum Base fees 1 Client Type Style Product Type Region Active Index Cash

Total long-term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 15% 13% 16% 21% 19% 19% 15% 10% 0% 2% 2% 3% 3% 2% 2% 1% Note: LTM organic growth rates measure rolling last twelve months data over beginning of period measure. 9% 0% 3% 4% 5% 7% 7% 7% 6% 4% 3% 3% 1% 2% 5% 5% 7% 7% 4% 3% 2 Long-term net flows ($ in billions) Institutional Active Institutional Index 0% (2)% (1)% 1% 3% 6% 7% 7% 6%

Profitability ($ in millions, except per share data) For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted Operating Income and Margin, as adjusted Net Income and EPS, as adjusted 3 Results for 2017 and 2016 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018.

Dividends per share Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. Share repurchases and weighted average diluted shares Share repurchases Weighted average diluted shares Dividends 4

Major market indices and exchange rates Source: Bloomberg (1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock’s equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock’s investment performance, and is not indicative of past or future results. 5 Spot % Change Average % Change Average 9/30/2018 vs. Q3 2018 vs. 43008 43281 43373 43281 43008 Q3 2017 Q2 2018 Q3 2018 Q2 2018 Q3 2017 Equity Indices Domestic S&P 500 2,519 2,718 2,914 7.2111846946284031E-2 0.15680825724493846 2467 2,703 2,848 5.3644099149093599E-2 0.15443858937981353 Global MSCI Barra World Index 2,001 2,089 2,184 4.547630445189086E-2 9.145427286356822E-2 1958 2,104 2,151 2.2338403041825095E-2 9.8569969356486209E-2 MSCI Europe Index 131 128 129 7.8125E-3 -1.5267175572519083E-2 128 130 129 -7.6923076923076927E-3 7.8125E-3 MSCI AC Asia Pacific Index 161 166 165 -6.024096385542169E-3 2.4844720496894408E-2 160 173 164 -5.2023121387283239E-2 2.5000000000000001E-2 MSCI Emerging Markets Index 1,082 1,070 1,048 -2.0560747663551402E-2 -3.1423290203327174E-2 1068 1,138 1,054 -7.3813708260105443E-2 -1.3108614232209739E-2 S&P Global Natural Resources 3,512 3,939 3,985 1.1678090886011678E-2 0.13468109339407744 3373 3,959 3,879 -2.020712301086133E-2 0.15001482359916987 BLK Equity Index (1) 0.02 0.05 -0.01 0.06 Fixed Income Index Barclays U.S. Aggregate Bond Index 2,038 2,013 2,013 - % -1.2266928361138371E-2 2036 2,004 2,018 6.9860279441117763E-3 -8.840864440078585E-3 Foreign Exchange Rates GBP to USD 1.34 1.32 1.3 -1.5151515151515164E-2 -2.985074626865674E-2 1.31 1.36 1.3 -4.4117647058823567E-2 -7.6335877862595486E-3 EUR to USD 1.18 1.17 1.1599999999999999 -8.5470085470085548E-3 -1.6949152542372899E-2 1.18 1.19 1.1599999999999999 -2.521008403361347E-2 -1.6949152542372899E-2

Quarterly revenue ($ in millions) $68 $(29) Percentage Change Year-over-Year Sequential Base fees ex. SL 3% (1)% Securities lending 7% (13)% Performance fees (21)% 66% Technology services revenue 18% 1% Distribution fees (6)% (5)% Advisory and other revenue (9)% (19)% Total 2% (1)% Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018. Q3 2018 compared to Q3 2017 Q3 2018 compared to Q2 2018 6

Quarterly investment advisory, administration fees and securities lending revenue ($ in millions) Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018. $102 $(61) Q3 2018 compared to Q3 2017 Q3 2018 compared to Q2 2018 7

Quarterly expense, as adjusted ($ in millions) Quarterly expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $4 million in the third quarter of 2018, $4 million in the third quarter of 2017 and $3 million in the second quarter of 2018. For further information, see notes (1) through (3) in the current earnings release. $61 $14 Q3 2018 compared to Q3 2017 Q3 2018 compared to Q2 2018 Percentage change Year-over-Year Sequential Employee comp. & benefits 1% 1% Distribution & servicing costs (3)% (2)% Direct fund expense 8% (6)% General & administration 16% 5% Amortization of intangible assets (52)% 18% Total 3% 1% 8 Results for 2017 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018..

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to PNC LTIP funding obligations and noncash income tax matters, as applicable. The fourth quarter of 2017 also includes a non-GAAP adjustment of $1.3 billion related to the Tax Cuts and Jobs Act. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Results for 2017 and 2016 were recast to reflect the adoption of the new revenue recognition standard. For further information, refer to the Current Report on Form 8-K furnished on March 22, 2018. 9

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated October 16, 2018, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10